Exhibit 10.1

CINGULAR WIRELESS

NON-EXCLUSIVE DEALER AGREEMENT

Dealer	Cingular Wireless
Legal Name: Inphonic, Inc. «DlrName» Business Name (if different): «DBA» Type of Entity: a Delaware Corporation (“Dealer”)	Cingular Wireless II, LLC, on behalf of its affiliated companies operating in the Area (“Company”)

Dealer Address (For Official Notices)	Company Address (For Official Notices)
1010 Wisconsin Avenue NW Washington, DC 20007 202-333-0001	[***]

Dealer Contact	Company Contact
Name: [***] Title: [***] Telephone: [***]	Name: [***] Title: [***] Telephone: [***]

Dealer Billing Address
1010 Wisconsin Avenue NW Washington, DC 20007

This Agreement consists of this Cover Page, the attached Terms and Conditions, Schedule 1 (Area & Approved Retail Locations), Schedule 2 (Compensation Schedule), and all Dealer Policies issued in accordance with the Terms and Conditions (collectively, this “Agreement”).

This Agreement is effective as of October 1, 2006, and continues in effect for an initial term of 3 years, unless earlier terminated in accordance with the provisions of this Agreement.

DEALER’S SIGNATURE BELOW ACKNOWLEDGES THAT DEALER HAS READ AND UNDERSTANDS EACH OF THE PROVISIONS OF THIS AGREEMENT AND AGREES TO BE BOUND BY THEM.

InPhonic, Inc.		Cingular Wireless II, LLC, on behalf of its affiliated companies operating in the Area

By:	/s/ David Steinberg	By:	/s/ David Haight
(Authorized Signature)		(Authorized Signature)

Name:	David Steinberg	Name:	David Haight
Title:	CEO	Title:	Vice President, National Distribution
Date:	9/30/06	Date:	10/09/06

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CINGULAR WIRELESS NON-EXCLUSIVE DEALER AGREEMENT

Terms and Conditions

1.	DEFINITIONS.

1.1    Affiliate: Dealer’s employees, officers, directors, consultants, contractors, agents, owners’ immediate family members, or any person, company, partnership or other entity that directly or indirectly, through one or more intermediaries controls, is controlled by, or is under common control with Dealer, Dealer’s employees, officers, directors, or owners’ immediate family members.

1.2    Competitive Service: Any wireless communications service offered by any person, entity, or business (other than Company) in the Area that is capable of providing wireless voice or data service that is functionally similar or equivalent to Company’s Service, irrespective of the radio frequency on which the service is offered, including, without limitation: commercial mobile radio service, specialized mobile radio communications, mobile satellite communications, cellular service, personal communications services, Wi-Fi, Wi-Max, one and two-way paging services, and services on similar frequencies or technologies; and any service that competes with any other service that Company offers under this Agreement.

1.3    Equipment: Wireless devices necessary for using Service that meet FCC and Company technical standards, that comply with all fraud prevention specifications required by Company, and that are certified by Company for use on its Service.

1.4    Internet Addendum: The Cingular Wireless Internet Dealer and Master Dealer Addendum entered into by Parties.

1.5    Service: All voice and data wireless services that Company provides within the Area, whether or not Dealer is authorized to sell these services.

1.6    Subscriber: A customer of Service, including without limitation all end-users of Service.

2.	RELATIONSHIP OF THE PARTIES.

2.1    Area. Company has received regulatory authority to operate as a facilities-based provider of Service within the Area. The Area is defined as the one or more Company operating markets that are listed on the attached Schedule 1 – Area & Approved Retail Locations. If Dealer is authorized to operate in more than one market, an additional Schedule 1 will correspond to each additional market. Company’s authorization to add a market to the Area listed on Schedule 1 must be in writing and signed by Company. Each Company market may have a different Compensation Schedule and different Dealer Policies from those of other markets operating under this Agreement. Company may terminate Dealer’s authorization to operate in any individual market due to a breach of this Agreement or as otherwise specified in this Agreement.

2.2    Authorization from Approved Online Retail Locations. Company authorizes Dealer to offer and sell Service — excluding Service that Company has defined as non-authorized Service — only from Approved Retail Locations, which are Dealer’s online retail

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locations within the Area that have been approved by Company in writing under this Agreement and through its Subdealers (as defined in the Internet Addendum), and/or Web Affiliates (as defined in the Internet Addendum), if any, in accordance with the terms and conditions of the Internet Addendum. To ensure clarity, Dealer (itself or via its Subdealers and Web Affiliates) is only authorized to sell the Service on the Internet, and not at any bricks and mortar location or over the phone. The Approved Retail Locations are listed on Schedule 1, which Company may issue from time to time to update the list of Approved Retail Locations within an existing market.

2.3    Nature of Non-exclusive Relationship. The relationship created by this Agreement is that of independent contracting parties and is not any other relationship, including, without limitation, that of joint employers, a joint venture, or a partnership. Personnel employed by, or acting under the authority of a party to this Agreement are not employees or agents of the other party. Company and Dealer assume sole responsibility for the employment, compensation, discharge, and control of their own respective employees, contractors, and agents, and for ensuring their compliance with this Agreement. Dealer is not a general agent of Company. Dealer has not paid and is not required to pay any franchise fee or other fee to be a dealer for Company or to use Company’s name or other intellectual property. This Agreement does not create any franchise between the parties. Neither Dealer nor any Affiliate may be a reseller of Company’s Service, unless a separate agreement relating to such reselling is entered into by the parties. Dealer is a non-exclusive distributor of Company’s Service. Company may enter into agreements with exclusive dealers that contain terms and conditions that are different from the terms and conditions offered to non-exclusive dealers including, without limitation, different compensation or other payments, and different products and services that may be offered to Subscribers.

2.4    Prohibitions and Restrictions.

2.4.1    Unless otherwise agreed to by Cingular in writing or agreed to by the Parties in the Internet Addendum, Dealer agrees not to conduct any telemarketing (outbound or inbound), Internet sales or direct marketing to solicit Subscribers from the general public. Further details regarding this restriction (including a definition of direct marketing) and any limited exceptions may be contained in the Dealer Policies related to direct marketing and offering Company Service on the Internet.

2.4.2    Company reserves the right to declare selected Service as non-authorized Service by restricting Dealer from selling Service: (a) on certain non-authorized service rate plans (voice or data); (b) on certain types of technologies; (c) on certain models of Equipment; (d) to certain specifically enumerated Subscribers; (e) to certain classes of Subscribers, such as those that generate revenues above a specific level, or governmental or corporate entities; and (f) by certain sales or marketing methods. All applicable restrictions are defined in the Dealer Policies or may be communicated to Dealer in writing from time to time subject to Section 8.1.

2.4.3    Except as otherwise set forth in the Internet Addendum, Dealer is prohibited from having Subdealers (as defined in the Internet Addendum) or Web Affiliates (as defined in the Internet Addendum) under this Agreement. In addition, Dealer must not, directly or indirectly, share any compensation earned under this Agreement with any other person or entity that sells Service to the public, except for with Dealer’s own employees, contracted sales representatives, and, if an Internet Addendum has been executed, with Web Affiliates and

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Subdealers. Dealer must not allow any other person or entity to use its dealer codes issued by Company under this Agreement. Any other exceptions to the prohibitions in this Section must be specified in a written amendment/addendum between the parties.

2.5    Other Competitive Distributors. Company currently sells Service and equipment directly to potential Subscribers and has also appointed other dealers, retailers, resellers, and others to sell Company’s Service in the Area in direct competition with Dealer. Company reserves the right to continue these direct and indirect distribution practices in the future at any location within the Area regardless of the proximity to any Approved Retail Location. Company and others may also sell other products and services and provide installation, repair, or warranty service in the Area. In addition, Company may enter into agreements with other exclusive or nonexclusive distributors that contain compensation and terms and conditions that are different than the compensation and terms and conditions in this Agreement, and that permit these competitive distributors to offer products and services in the Area that are different than the products and Services that Dealer is authorized to distribute under this Agreement. Company, in its sole discretion, determines which products and services that Dealer is authorized to distribute under this Agreement and Company is not obligated to authorize Dealer to distribute any of the products or services offered by the competitive distributors.

2.6    Acknowledgments and Representations.

2.6.1    Company and Dealer understand and accept that the terms, conditions, and covenants contained in this Agreement are reasonably necessary to maintain Company’s high standards for Service and to protect and preserve the goodwill of Company’s Service and its brand.

2.6.2    Dealer represents and warrants to Company that the execution and performance of this Agreement does not violate any other contract or obligation to which Dealer is a party, including terms relating to covenants not to compete, exclusive dealing, and confidentiality covenants. Dealer further warrants and represents that: a) except as already disclosed to Company by Dealer in writing or in its public filings, as of the date of execution of the Agreement, no lawsuit, investigation, inquiry or other action (collectively, “Action”) relating to Dealer’s operation of its websites or Dealer’s sale of wireless service or equipment, that it would otherwise disclose in its public filings, is currently pending or threatened, and Dealer has no reasonable belief that any such Action would be filed during the term of this Agreement; and b) all materials that Dealer has submitted and will submit to Company in order for Company to assess Dealer’s credit limit are truthful and correct in all material respects. Dealer will provide Company with such documents and other supporting materials as Company may reasonably request to evidence Dealers continuing compliance with this Section. Company has relied on these and all other representations made by Dealer in this Agreement as a material inducement to enter into this Agreement.

2.6.3    Dealer must not disclose to Company, or use or induce Company to use, any proprietary information or trade secrets of any other person, association, or entity, except for proprietary information of Subdealers and/or Web Affiliates (both as defined in the Internet Addendum) disclosed in accordance with the Internet Addendum.

2.6.4    Company expressly disclaims the making of, and Dealer acknowledges that it and its Affiliates have not received, have no knowledge of, and are not relying on any

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representation by any employee or representative of Company or its affiliates as to: (i) the revenue or profitability that Dealer might achieve as a result of entering into this Agreement; (ii) the number of activations, upgrades, or other business activity that Dealer may facilitate as a result of entering into this Agreement; (iii) the quality of the network from which Services are provided; and (iv) any other factor relating to the business operations of Dealer, except as expressly set forth in this Agreement. Dealer represents that it has independently investigated the risks and opportunities of the business outlined in this Agreement and has independently decided to sign this Agreement. Dealer acknowledges that it is responsible for independently deciding on the location of each Approved Retail Location and Company is not responsible for Dealer’s decision to open any Approved Retail Location.

3.	APPROVED RETAIL LOCATIONS.

3.1    Approval for Approved Retail Location. When applied to a Dealer that only does business on the Internet, “retail location” means website and “Approved Retail Location” means an “Approved Website.” Dealer must first receive written approval from Company before selling Service from any retail location/website, which approval may be provided via e-mail; provided, however, that for purposes of this Agreement, Dealer’s websites from which it sells Service as of the Effective Date will not be required to undergo this approval process and will be considered Approved Retail Locations for purposes of this Agreement. Dealer is solely responsible for selecting/creating its website, but Company may approve or deny any website at its sole discretion. Any website approved by Company under this Agreement that Dealer launches constitutes an Approved Retail Location subject to the terms and conditions of this Agreement.

3.2    Removal of Approved Retail Location. Company may require that Dealer stop selling Service from an Approved Retail Location with 30 days advance written notice. If Dealer stops selling Service from any Approved Retail Location, that location automatically loses its approval and is no longer an Approved Retail Location. Upon request, subject to the restrictions set forth in the Internet Addendum, Dealer will provide to Company a list of its Approved Retail Locations.

4.	DEALER’S RESPONSIBILITIES.

4.1    General. Dealer must use commercially reasonable efforts to promote and sell the Service authorized by Company at all times while this Agreement is in effect, including but not limited to devoting sufficient resources to such efforts. Dealer must not take any action inconsistent with this Agreement and must reasonably support Company’s efforts in providing Service to Subscribers. Dealer must provide timely, courteous, and efficient service to Subscribers and must be governed in all dealings with members of the public by the highest standards of honesty, integrity, ethical conduct, and fair dealing. Dealer must not engage in any business practice, promotion, or advertising that may be harmful to Company’s business or goodwill.

4.2    Confidentiality.

4.2.1    Dealer may receive certain confidential or proprietary information relating to Company or its affiliates, including without limitation, lists of Subscribers, Subscriber information and information provided by applicants of the Service in connection with the application for Service, Customer Proprietary Network Information “CPNI” as defined in the

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Telecommunications Act (47 U.S.C • 222), technical, financial, and business information, including without limitation, compensation information, the terms of this Agreement, computer programs, data, specifications, and other information not generally known to the public relating to Company (collectively, “Company Confidential Information”). Notwithstanding anything in this Agreement or any Dealer Policy to the contrary, if information is provided to Dealer by an applicant for the purpose of subscribing to Company’s Service, and that applicant does not subscribe to Company’s Service (either because of the failure to meet credit requirements or otherwise), such information may also be considered to be Dealer Confidential Information and may be used by Dealer for other purposes, but only if: a) Dealer first discloses to the applicant for Service in a clear and conspicuous manner that the personal information so collected by Dealer will be owned by Dealer and will be used for other marketing or sales purposes; and b) Dealer provides the applicant with an opportunity to stop Dealer from using the applicant’s information for these other purposes. Company may receive certain confidential or proprietary information relating to Dealer or its affiliates, including without limitation, information provided to Dealer by visitors to its site which does not constitute Company Confidential Information, technical, financial, and business information, including without limitation, compensation information, the terms of this Agreement, computer programs, data, specifications, and other information not generally known to the public relating to Dealer (collectively, “Dealer Confidential Information”). Company Confidential Information and Dealer Confidential Information will be referred to collectively as “Confidential Information”; provided, however, that when used in the Dealer Policies regarding Subscriber Privacy, Confidential Information refers only to Company Confidential Information. Notwithstanding anything herein to the contrary, information provided to Dealer by a Subscriber or an applicant for the Service with the express knowledge and consent of that party that it is being collected for Dealer’s own purposes, will be considered Dealer Confidential Information, and not Company Confidential Information. Additional requirements and information regarding Dealer’s obligations with regard to Subscriber information is set forth in the Dealer Policies regarding Subscriber privacy. Each party will use commercially reasonable efforts to mark any such written or tangible Confidential Information with a confidential and proprietary notice and Confidential Information orally or visually provided must be designated by the disclosure as confidential at the time of disclosure; provided, however, that the parties agree that any and all information regarding Subscribers or applicants to the Service (provided in connection with the application for Service) is deemed Company Confidential Information, regardless of any such markings or designations. Any Confidential Information disclosed to the other party hereunder has been disclosed solely for the performance of each party’s respective duties under this Agreement, and any improper use or disclosure would irreparably injure the disclosing party. All Company Confidential Information provided to Dealer by Company is Company’s exclusive property and trade secret and must be returned to Company or destroyed upon request or upon the termination of this Agreement. Unless otherwise specified herein, all Dealer Confidential Information provided to Company by Dealer is Dealer’s trade secret and exclusive property, and must be destroyed or returned to Dealer upon request or upon the termination of this Agreement. Notwithstanding the foregoing, Dealer may continue to retain certain Confidential Information that Dealer is required to maintain for its internal record-keeping processes or to comply with law, but only insofar as such retention is required for those purposes and further provided that such Confidential Information will continue to be subject to the applicable portions of this Agreement and any applicable policies.

4.2.2    During and after the term of this Agreement, the receiving party must not directly or indirectly, divulge, sell, give away, or transfer any Confidential Information of the other party. The receiving party may only use Confidential Information of the other party for

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the performance of its duties or exercise of its rights under this Agreement. For clarity, in the case of Dealer’s use of Company Confidential Information, provided that Dealer otherwise complies with the Dealer Policies regarding direct marketing and advertising, such exercise of Dealer’s rights under this Agreement will include Dealer’s right to market or sell additional Company features, services, equipment or accessories to a Subscriber. Dealer must comply with the further restrictions related to Subscriber’s Confidential Information and Subscriber privacy as set forth in the Dealer Policies. The receiving party may only provide its Affiliates with the specific Confidential Information that they require for the performance of duties or exercise of its rights under this Agreement. The receiving party must advise its Affiliates of the non-disclosure restrictions, and make reasonable efforts to prevent the improper disclosure or use of Confidential Information, including without limitation, having any Affiliates who are not employees agree in writing not to disclose any Confidential Information. If the receiving party is served with any form of legal process to obtain Confidential Information, it must immediately notify the disclosing party, which has the right to seek to quash this process.

4.3    Access to Company Systems. If Company, in its sole discretion, provides Dealer access to any of Company’s systems for purposes of performing Dealer’s duties under this Agreement, Dealer must use this access only for the purpose authorized explicitly in writing by Company. If Company provides any equipment or software for this purpose, the equipment and software are the sole property of Company at all times, and any software may be subject to a separate license agreement.

4.4    Non-Solicitation. While this Agreement is in effect and for one year after it is terminated, Dealer and its Affiliates must not contact Company’s Subscribers for the purpose of soliciting or giving any incentive to those Subscribers to terminate their agreement with Company or to convert to a Competitive Service within the Area; provided, however, that nothing in this Section 4.4 shall prohibit Dealer from entering into agreements with, selling or attempting to sell Competitive Service within the Area to Company’s Subscribers that respond to Dealer’s general market advertisements as long as such advertisements are not targeted to Company’s Subscribers. During the one-year period after this Agreement is terminated, any Subscribers who contact Dealer regarding any aspect of Company’s Service must be referred directly to Company.

4.5    Solicitation and Enrollment. Dealer must solicit potential Subscribers strictly in accordance with the Dealer Policies for enrollment of Subscribers and must provide adequate training for its salespersons. Company has the sole right to accept or reject all customer applications for Service. Dealer must market Service that Dealer is authorized to sell to potential Subscribers at rates and on terms and conditions established and published solely by Company, as revised by Company from time to time. Dealer has no right or authority to offer any other Service plans, or to vary in any way, rates, rate plans, terms, or conditions related to Service. Dealer must comply with any Dealer Policies regarding security deposits for Service.

4.6    Subscriber is Company’s Customer. Once activated, the Subscriber is a customer of Company and Company is solely responsible for providing billing services to Subscribers related to the Services. Company may also directly market to and solicit Subscribers as it determines to be in its best interest, without obligation or liability to Dealer. Dealer must not interfere with the contractual relationship between Company and Subscriber in any way. Dealer is not permitted to: a) bill or collect any money from a Subscriber or potential

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Subscriber for Service, except for prepaid Service and security deposits; b) take any financial responsibility for a Subscriber’s Service charges; or c) suggest or facilitate any arrangement to improperly decrease a Subscriber’s financial obligation under its Service agreement.

4.7    Fraudulent Activity. Dealer must assist Company’s efforts to prevent fraudulent or abusive subscription to or use of Company’s Service and must comply with all fraud prevention Dealer Policies. Dealer must not process any application for Service or facilitate Service enrollment that would in any way improperly or fraudulently inflate the number of Subscribers for which it receives compensation or the amount of compensation payable to Dealer for a Subscriber. If Company determines that Dealer has performed any Subscriber activations in a fraudulent, deceitful, or misleading manner, then Dealer is not entitled to compensation under this Agreement for those activations and Dealer is required to compensate Company for losses caused by Dealer’s actions in violation of this section or of the related Dealer Policies.

4.8    Dealer’s Business Records. Dealer must create and maintain at its principal office, and preserve for at least 4 years from the date of their preparation, complete and accurate records of the business conducted under this Agreement. These records must include, without limitation, records of all activations of Subscribers, compensation earned, representative advertising (such that Dealer would be capable of identifying the basic content of all advertising), equipment sold in connection with Company Services, and Subscriber written complaints. Dealer will use reasonable business efforts to keep call detail records when a Subscriber calls Dealer with complaints. Copies of these records must be made available to Company at Dealer’s principle place of business, during normal business hours, upon at least five (5) business days prior written notice. Dealer must comply with all requirements for the destruction of business records imposed by law, in addition to all Company requirements that are set forth in the Dealer Policies.

4.9    Minimum Performance Requirements. Company may require Dealer to achieve minimum performance requirements related to Dealer’s Subscriber activations, Subscriber churn, and average revenue per Subscriber within an individual market or within the Area, as set forth in the Dealer Policies. Company may add additional minimum performance requirements, or modify existing minimum performance requirements in any way with 30 days advance written notice to Dealer. Dealer’s failure to achieve the applicable minimum performance requirements in any individual market or in the Area may result in termination in accordance with Section 10 of Dealer’s authorization to operate in any individual market or in termination of this Agreement, or in making Dealer ineligible for certain compensation, as set forth in the Dealer Policies.

4.10    Insurance. Dealer must maintain sufficient workers’ compensation insurance and commercial general liability insurance for claims arising out of or occurring in connection with this Agreement, including but not limited to the acts, omissions, or representations of Dealer and its officers, employees, and representatives. This insurance coverage must be maintained at all times during the term of this Agreement at Dealer’s sole expense. Company must be named as an additional insured on each commercial general liability policy. This insurance coverage must be maintained under one or more policies from an insurance company qualified to do business within the Area, with an A.M. Best rating of at least A-, providing minimum liability protection of $1 million per occurrence for bodily and personal injury and death and $1 million per occurrence for property damage. Dealer must provide Company with a certificate of insurance verifying compliance with the provisions of this paragraph upon request.

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4.11    Regulatory Matters. This Agreement is subject to changes necessary to comply with the laws, orders, or regulations of local, state, and federal regulatory agencies with jurisdiction over Service in the Area or over Dealer’s activities. Company may take any action it determines is reasonably necessary to comply with these laws, orders, and regulations. Dealer must not take any action inconsistent with Company’s efforts, and must cooperate with Company before any regulatory authorities.

4.12    Compliance with Laws. Dealer must comply with all local, state, and federal laws and regulations applicable to Dealer’s business under this Agreement. Dealer must not discriminate against any Subscriber, employee, or applicant for Service because of race, color, religion, age, sex, national origin, or physical handicap during the performance of this Agreement, and must comply with all applicable nondiscrimination laws.

5.	COMPANY’S RESPONSIBILITIES.

5.1    Service. Company will provide Service to Subscribers subject to regulatory and legal approvals, and based on Company’s own guidelines and standards for the provision of Service, which Company may change from time to time at its sole discretion.

5.2    Training. Company will make sufficient training available to Dealer for it to properly offer and sell products and services under this Agreement, in Company’s sole discretion.

5.3    Marketing Support. Company will promote and advertise its Service and provide promotional literature from time to time as Company considers appropriate.

5.4    Compliance with Laws. Company will comply with all local, state, and federal laws applicable to Company’s business under this Agreement.

5.5    Reporting. Company will provide information and reporting related to Dealer’s business conducted under this Agreement [***].

6.	COMPENSATION.

6.1    Compensation Schedule. Subject to the terms and conditions of this Agreement, Dealer will earn from Company the compensation set forth in the attached Schedule 2 – Compensation Schedule. The Compensation Schedule specifies the complete amount owed to Dealer for Dealer’s performance of services and its compliance with obligations under this Agreement.

6.2    Modifications. Company may modify the [***] in any way with at least [***] advance written notice to Dealer, including without limitation [***]; provided, however, that any such modification to [***], shall not impact (a) [***] to the effective date of any such modification; or

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]. Company agrees to use reasonable efforts to inform Dealer in advance of any such Service plan modifications.

6.3    Offset/Recoupment. Company or its affiliates may [***] offset and recoup against any and all amounts owed to Dealer or its Affiliates any amounts owed by Dealer or its Affiliates to Company, including but not limited to amounts owed or to be owed under this Agreement [***].

6.4    Compensation Net of Chargebacks. All compensation earned by Dealer under this Agreement for a Subscriber must be paid back to Company if the Subscriber deactivates from Service or other changes to Service occur that constitute a Chargeback as defined in the Compensation Schedule. The time period in which a Chargeback applies is called the Chargeback Period, which is also defined in the Compensation Schedule. Any compensation generated by Dealer under this Agreement is not owed by Company to Dealer until after Dealer’s Chargebacks have been deducted.

7.	EQUIPMENT.

7.1    Certified Equipment. Dealer may only sell or lease to Subscribers models of Equipment and SIMs that are fully compatible with Company’s Service and that are certified by Company. Dealer must not recommend, sell, or furnish any equipment or accessories disapproved by Company or the FCC for any reason, including without limitation for failure to meet reasonable technical, security, or reliability standards. Equipment sold by Company meets all standards required under this Agreement. Company may require or prohibit the use of certain Equipment with selected rate plans or in certain geographic areas, at Company’s sole discretion.

7.2    Credit Approval/Limitations on Equipment Sales. Dealer must apply for credit approval in order to purchase Equipment from Company other than on a cash delivery basis, and may be required to sign security agreements, financing statements, and related documents in seeking credit approval. Company may accept or reject Dealer’s credit application and may reevaluate Dealer’s credit status and limit or eliminate Dealer’s credit purchases at Company’s sole discretion at any time. Company may not sell Equipment to Dealer at certain times for various reasons, including, but not limited to, exhaustion of Equipment supplies, manufacturing shortages, supply disruptions, legal prohibitions, or technological obsolescence.

7.3    Dealer Purchase of Equipment.

7.3.1    All Equipment sold by Company to Dealer is sold at prices established by Company from time to time and under the terms and conditions of this Agreement. Company reserves the right to only make certain models of Equipment available for purchase by Dealer. All purchases must be made by Dealer in the form of a written purchase order that must be placed with Company, subject to acceptance by Company. The terms and conditions appearing on the purchase order form and made a part of this Agreement are limited to the following information, which is necessary to assure prompt processing: (a) Company’s invoice number; (b) delivery information; (c) Company’s shipping charges (if applicable); (d) description; (e) quantity (within applicable limits); (f) applicable sales tax; (g) Company’s price

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of each item and final total cost; and (h) signed purchase authorization. Any additional terms or terms inconsistent with this Agreement contained in the purchase order are deleted and are of no effect.

7.3.2    [***]

7.3.3    Payment for Equipment sold on credit to Dealer is due [***] days from the date of invoice. Dealer must pay the full invoiced amount without deductions. If Company agrees that any disputed invoice is incorrect, Company will submit another invoice for the corrected amount.

7.3.4    If any amount payable by Dealer to Company becomes [***], in addition to [***], Company may elect one or more of the following: (a) [***]; (b) exercise Company’s [***]; (c) [***]; or (d) [***].

7.4    Manufacturer’s Warranty. Dealer must make the manufacturer’s limited warranty statement for Equipment readily available to its customers at the time of sale. Dealer must not make any warranty representations that are in addition to the statements in the manufacturer’s limited warranty.

7.5    Disclaimer of Warranty by Company. Except for the warranty of title, which is provided by Company with Equipment purchased under this Agreement, COMPANY MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY EQUIPMENT. COMPANY SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER WARRANTY OF FITNESS OR QUALITY.

7.6    Limitation of Liability for Equipment. COMPANY IS NOT LIABLE TO DEALER FOR LOST PROFITS OR REVENUES, WHETHER PRESENT OR PROSPECTIVE, FOR LOSS OF TIME OR BUSINESS REPUTATION, INCONVENIENCE, LOSS OF USE OF ANY EQUIPMENT, PROPERTY DAMAGE, OR FOR ANY OTHER INDIRECT, SPECIAL, RELIANCE, INCIDENTAL, OR CONSEQUENTIAL LOSS OR DAMAGE CAUSED BY ANY EQUIPMENT OR ITS FAILURE TO WORK. THESE LIMITATIONS OF LIABILITY APPLY TO ALL CAUSES OF ACTION IN ANY WAY RELATED TO THE EQUIPMENT, INCLUDING, WITHOUT LIMITATION, ALLEGED BREACH OF WARRANTY, BREACH OF CONTRACT, PATENT OR COPYRIGHT INFRINGEMENT, OR TORT, WHETHER IN NEGLIGENCE, STRICT LIABILITY, OR OTHERWISE, EVEN IF COMPANY HAS BEEN ADVISED OF THE POSSIBILITY OF ANY SUCH LOSSES OR DAMAGES. IN THE EVENT OF ANY LIABILITY OF COMPANY TO DEALER RELATED TO EQUIPMENT SOLD UNDER THIS AGREEMENT, THIS LIABILITY IS LIMITED TO THE LESSER OF (a) DEALER’S PROVEN DIRECT DAMAGES, OR (b) THE PURCHASE PRICE OF THE EQUIPMENT WITH RESPECT TO WHICH THE ALLEGED LOSSES OR DAMAGES ARE CLAIMED.

7.7    Transshipment. Dealer must sell Equipment and SIMs purchased from Company or bearing Company’s Marks to individuals or businesses that it reasonably believes

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

are the actual end users of this Equipment for activation or use of the Service within the Area, unless otherwise agreed to by Company in writing. [***] Dealer must not sell or ship these SIMs or Equipment to any location outside of the United States or Canada, directly or indirectly. Dealer must comply with all Dealer Policies regarding transshipment and inactivated Equipment levels. If Company determines that Dealer has engaged in transshipment, this Agreement may be terminated immediately and Dealer must pay for losses suffered by Company.

7.8    Equipment Pricing/Returns. All prices for sale of Equipment and accessories by Dealer to Subscribers must be established solely by Dealer. Dealer must abide by Company’s Equipment return policies relative to Subscribers and to Dealer, as set forth in the Dealer Policies.

8.	DEALER POLICIES.

8.1    Compliance with Dealer Policies. Dealer must comply with all policies governing the conduct of Dealer’s business under this Agreement reasonably prescribed from time to time by Company; provided, however, that if practicable given the circumstances, [***]. All policies issued by Company under this Agreement and provided to Dealer are incorporated by reference in this Agreement in their entirety (“Dealer Policies”). Dealer’s failure to comply with these Dealer Policies constitutes a material breach of this Agreement and may subject Dealer to monetary penalties that are specifically outlined in the Dealer Policies, forfeiture of Dealer’s right to sell certain products or services, termination of this Agreement, or other remedies identified in the Dealer Policies. Company will send written notice to Dealer of any new Dealer Policies issued by Company or of any changes to existing Dealer Policies. In addition, Dealer must comply with other operational manuals, procedural guides, or information statements that Company may issue from time to time; [***].

8.2    Distribution of Other Products and Services. Company may, in its sole discretion, offer Dealer the opportunity to distribute other products and services under the terms and conditions of this Agreement through a Dealer Policy. If Dealer chooses to participate in distributing other products and services, it must comply with any additional terms and conditions set forth in the relevant Dealer Policies.

9.	USE AND PROTECTION OF MARKS.

9.1    Use of Marks. During the term of this Agreement, Company authorizes Dealer to be an Authorized Dealer of Company and to use its trademarks, service marks, trade names, logos, or similar markings that Company owns or is licensed to use (“Marks”) subject to the limitations contained in this Agreement, including the Dealer Policies. Company will publish a list of authorized Marks that Dealer is licensed to use on a nonexclusive basis and the words identifying or qualifying Dealer’s relationship to Company, all of which Company may change from time to time. Dealer must indicate that Company is the provider of the Service in its advertising, and may use the authorized Marks in its advertising. Dealer must not use the Marks for any other purpose without the express prior written consent of Company.

9.2    No Transfer of Rights. This Agreement does not transfer any rights to use any Marks (except to the limited extent expressly set forth in this Agreement) and does not confer any goodwill or other interest in the Marks. All Marks and the great value of the associated goodwill are the exclusive property of Company. All displays, banners, signs, and other similar

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

tangible property bearing Company’s name or Marks are the sole property of Company. Dealer must not challenge Company’s ownership of the Marks in any way. Company transfers no rights and grants no licenses, express or implied, under any patents or other intellectual property owned or licensed by Company.

9.3    Unauthorized Use. Any unauthorized use of the Marks by Dealer or its Affiliates or agents constitutes infringement of Company’s rights and a material breach of this Agreement. Upon demand by Company or upon termination of this Agreement for any reason, Dealer must immediately discontinue use of all Marks. In this event, Dealer must promptly return all signage and other materials bearing Company’s name. If landlord or governmental approval is required to remove any signage, Dealer must take reasonable action to assist Company’s efforts to obtain these approvals. Dealer must cooperate with Company’s efforts to protect its Marks and other intellectual property.

9.4    Advertising. Dealer is under no obligation to conduct any type of advertising. If Dealer chooses to advertise, however, Dealer must conform to the highest ethical standards for advertising, take all reasonable steps to make sure that its advertising materials are factually correct, comply with all applicable laws, and correctly use the Marks. Company may require that Dealer’s marketing and advertising materials be submitted to Company for review before being used, as set forth in the Dealer Policies.

10.	TERM AND TERMINATION.

10.1    Term. This Agreement will automatically renew for successive one-year periods under the same terms and conditions as are in effect at the time of the renewal. Either party may terminate this Agreement if it gives written notice to the other party of its intention to terminate this Agreement at least 60 days before the expiration of the then current term.

10.2    Termination for Cause with Cure Period. Subject to the provisions contained in section 10.3, either party may terminate this Agreement by written notice to the other party if the other party breaches any material provision of this Agreement. In the event of a breach, the allegedly breaching party must be provided with written notice of any violation of this Agreement and offered 30 days to cure this violation (15 days for any payment breach by Dealer) after receiving this notice. If the breach is not cured by the end of the 30-day (or 15-day) period, then any previously delivered termination notice becomes effective without further notice.

10.3    Termination for Cause Immediately Upon Written Notice. Despite the above, a breach by Dealer of any part of sections 2.6.2, 3.2, 4.1, 4.2, 4.3, 4.4, 4.7, or 9 of this Agreement is not subject to cure and, accordingly, any such breach gives Company the right to terminate this Agreement immediately upon written notice to Dealer. Either party may also terminate this Agreement immediately upon written notice to the other party if the FCC or any other regulatory agency promulgates any regulation or order that prohibits or substantially impedes either party from fulfilling its obligations, or if the other party: (a) becomes financially insolvent; (b) makes an assignment for the benefit of creditors; (c) has an Order for Relief under the United States Bankruptcy Code entered by any federal court against it; or (d) has a trustee or receiver of any substantial part of its assets appointed by any court. Company may terminate this Agreement immediately upon written notice if for any reason Company is no longer authorized to provide Service within the Area, if Dealer is found to have made a material misrepresentation or omission to Company during the application process, or if Dealer is found

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to have engaged in fraudulent or illegal conduct that either harms Company or that is likely in Company’s sole discretion to adversely affect Company’s reputation or goodwill.

10.4    Termination Without Cause. Either party may terminate this Agreement in its entirety, without cause with 90 days prior written notice to the other party. Company may also terminate this Agreement with respect to any individual market or markets, without cause, with 90 days prior written notice to Dealer.

10.5    Termination Reserve/Payment of Chargebacks. Upon any notice of termination of this Agreement, or notice of termination of Dealer’s authorization to operate in any market, or [***], Company may withhold a reserve from any money owed to Dealer that may be used to satisfy any obligations owed or to be owed by Dealer to Company, including but not limited to, [***] after the termination of this Agreement or after Dealer stops doing business. Such reserve will equal the approximate value of Dealer’s Chargebacks over the [***] adjusted for the amount Company expects Dealer to owe based on Company’s [***]. Any remaining balance in the reserve [***] after the termination date will be promptly paid to Dealer. Despite any reserve, if Dealer still owes Company money for Dealer’s post-termination Chargebacks, then Dealer must pay the remaining balance of the Chargebacks to Company within [***] days of written request.

10.6    Obligations of Dealer Upon Termination. Upon the termination of this Agreement, Dealer must: (a) discontinue the use of all Marks, and any similar trade names, service marks, trademarks, signs, or designs, and must return to Company all materials containing any Mark or otherwise identifying or relating to Company’s business; (b) cease representing itself in any fashion as a Dealer or representative of Company; (c) return to Company or destroy those documents, records, or other materials (including all copies, either photocopies or electronic copies) that were provided to Dealer by Company or that contain any Company Confidential Information, including, without limitation all information related to Subscribers and CPNI, except for information that Dealer is required to maintain in accordance with Section 4.8; and (d) not solicit Subscribers in accordance with Section 4.4.

10.7    No Compensation. Upon termination of this Agreement, Dealer’s right to all forms of compensation under this Agreement ends, [***]. Upon termination of Dealer’s authorization to operate in any individual market, Dealer’s right to all compensation under this Agreement related to that market ends [***]. However, if under the relevant Compensation Schedule, Dealer is eligible for commission for a Subscriber activation before the termination date of this Agreement and that Subscriber remains active through the relevant Chargeback Period after the termination of the Agreement, then Dealer earns its one-time commission for that Subscriber.

11.	DISPUTES.

11.1    Notification and Limitation of Actions. [***]. If Dealer fails to notify Company of the controversy or claim within 120 days, then Company is not liable to Dealer for any loss or injury relating to that controversy or claim. The failure by Dealer to timely notify Company of any grievance or dispute is an absolute bar to the institution of any proceedings that may have been based upon this grievance or dispute.

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.2    Mandatory Pre-arbitration Dispute Resolution Procedures. If a controversy or claim arises out of or related to this Agreement, the dispute resolution procedures in this section are required before either party may initiate arbitration. Either party must request to meet the other party within 14 days, at a mutually agreed time. A representative of Dealer and of Company who are empowered to resolve the matter will meet at least once and will attempt in good faith to resolve the matter. If the matter has not been resolved within 21 days of their first meeting, the matter then becomes the responsibility of a senior executive of each party who has authority to settle the dispute. The parties must promptly prepare and exchange memoranda stating all of the disputed issues and their positions on these issues, an estimate of the amount of direct losses suffered and of the amount of damages claimed a summary of the negotiations that have taken place, and attaching relevant documents. A senior executive of Company and Dealer will meet for negotiations within 14 days after the end of the 21-day period referred to above at a mutually agreed time. The first meeting of senior executives should be held at the offices of the party receiving the request to meet, and future meetings will rotate between the offices of Dealer and Company.

11.3    Arbitration of Disputes.

11.3.1    Arbitration Clause. If the matter has not been resolved under the mandatory dispute resolution procedures above, then, except as stated in section 11.3.4 of this Agreement, all claims (including counterclaims and cross-claims and also including claims based on tort or other legal theories) and disputes between Dealer and Company must be resolved by submission to binding arbitration. The parties understand that they are waiving all right to a jury trial, even if this arbitration clause is found to be inapplicable or invalid, in which case a judge must decide the dispute. The parties must submit any disputes to the American Arbitration Association (“AAA”) nearest to Dealer within the Area to be decided under the then current AAA commercial arbitration rules, as modified by this Agreement. In the event that AAA declines to administer this arbitration, the parties will then mutually agree upon another qualified arbitration institution. The arbitration must be conducted by 3 arbitrators. The nature and outcome of any arbitration under this Agreement is Confidential Information.

11.3.2    Limitations of Actions. All claims and disputes covered by this provision must be submitted to arbitration by initiating the arbitration no later than 180 days after the aggrieved party became aware or should have become aware that the act or omission giving rise to the claim or dispute occurred, except for the failure to pay invoices for equipment purchased by Dealer from Company. The failure to initiate arbitration within this period is an absolute bar to the institution of any proceedings based on such act or omission. The aggrieved party must initiate arbitration under this provision by sending written notice of an intention to arbitrate to all parties. The notice must contain a description of the dispute, the amount involved, and the remedy sought. Notwithstanding any other limitations set forth in this Agreement, either party is entitled to assert counterclaims within 30 days from the date that it receives notice of any claim asserted against it.

11.3.3    Procedures and Discovery. A prehearing conference must take place to reach agreement on procedural matters, arrange for the exchange of information, obtain stipulations, schedule the arbitration hearing, and attempt to narrow the issues. In order to expedite the arbitration proceedings, the parties agree to place the following limitations on discovery:

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(i)	Each party may propound only 10 interrogatories (each subpart counting as one interrogatory) to each other party;

(ii)	The parties may serve document requests. Responsive documents are to be exchanged no later than 45 days after service of the request;

(iii)	Each party may depose up to 8 witnesses of each other party (including current and former employees and officers) and up to two non-party witnesses per each adverse party. Any party deposing an opponent’s expert witness must pay the expert’s fee for attending the deposition; and

(iv)	Parties may conduct additional discovery beyond the limitations of these express rules only by written stipulation or express permission from the arbitrator upon a showing of good cause.

11.3.4    Right to Seek Injunction. Despite anything to the contrary in this arbitration provision, either party may bring court proceedings to seek an injunction or other equitable relief to enforce any right or obligation under this Agreement. To obtain injunctive or other equitable relief, neither party is required to post a bond, but if required by law or by the court, both parties consent to a bond in the lowest amount permitted by law.

11.3.5    Enforcement of Award. This Agreement provides no greater right of review than that which is conferred under applicable state and federal law. The award of the arbitrator may be confirmed or enforced in any court having jurisdiction under the enforcement provisions of the Federal Arbitration Act.

11.3.6    Fees. Arbitrator’s fees are split equally between the parties unless the arbitrator rules otherwise at the conclusion of the arbitration or this allocation is prohibited as a matter of law. If a party defaults on its obligation to pay, the non-defaulting party has the option to either: (a) make the missed payments and recover them at the conclusion of the arbitration regardless of who prevails, or (b) forego the use of the arbitration process and bring its claim to a court having jurisdiction. If the non-defaulting party brings its claim to a court having jurisdiction, then any statutory or contractual limitations period is tolled from the time that the arbitration was initiated until the matter is officially closed.

12.	MISCELLANEOUS.

12.1    Governing Law. Except to the extent governed by federal laws or regulations that preempt state law, the entire relationship of the parties based on this Agreement is governed by the substantive laws of the State of Georgia, without reference to its choice of law rules.

12.2    Cumulative Rights/Waivers. The rights of the parties under this Agreement are cumulative and not exclusive of any other rights or remedies. Either party’s waiver of any right or remedy under this Agreement does not constitute a waiver of that same right or remedy or of any other right or remedy on a future occasion.

12.3    Events Beyond a Party’s Control. Neither party is liable for loss or damage or is in breach of this Agreement if its failure to perform its obligations results from: (a) compliance with any law, order, regulation, or requirement of any federal, state, or local

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government, or any court of competent jurisdiction; (b) acts of God; or (c) fires, strikes, embargoes, war, terrorism, insurrection, riot, and other causes beyond the reasonable control of the party. Any delay resulting from any of these causes extends performance accordingly or excuses performance, in whole or in part, as may be reasonable.

12.4    Entire Agreement. This Agreement, including any exhibits or schedules attached hereto and made a part hereof represents the entire agreement of the parties with respect to the subject matter of the Agreement. There are no other oral or written understandings or agreements between Company and Dealer relating to the subject matter of this Agreement, and this Agreement supersedes all prior negotiations, communications, agreements, and addenda between the parties with respect to the subject matter of this Agreement, but any releases or post-termination covenants are not superseded. Nothing in this Agreement is intended or should confer any rights or remedies upon any person or entity not a party to this Agreement.

12.5    Modification. This Agreement may only be amended or superseded by written agreement signed by authorized representatives of both parties, unless expressly permitted under the terms of this Agreement. Each written modification is effective only in the specific instance and for the specific purpose for which it was given. No course of dealing, course of performance, or usage of trade may be invoked to modify the terms and conditions of this Agreement. No other understandings or representations, whether oral or in writing, may amend or supersede this Agreement.

12.6    Assignment. Neither party may assign this Agreement or any of its rights or obligations under this Agreement without the other party’s prior written consent, except that: (a) Company may fully assign its rights and duties under this Agreement to any affiliate, successor, or to any entity or person in connection with a merger or consolidation of Company or with a sale of all or substantially all of the assets or business of Company; and (b) Dealer may grant to an institutional lender as collateral for a loan or other credit facility a security interest in the other moneys payable to Dealer under this Agreement subject to the offset rights of Company provided in this Agreement and in any other agreement between Company and Dealer. Any material change of ownership or control of a party, whether voluntary or involuntary, constitutes an assignment of this Agreement. Any assignment in violation of this section immediately renders this Agreement is null and void and conveys no rights or interest to any third party.

12.7    Survival. The terms, provisions, representations, and warranties contained in this Agreement that by their sense, context, or express language are intended to survive do survive the termination of this Agreement. The parties must fulfill all surviving obligations in a timely manner, and these obligations are binding upon each party’s respective successors and assigns. Unless specified in this Agreement, no right to compensation, including Subscriber Management Fees, related to Dealer’s base of Subscribers under this Agreement or any amendment survives the termination of this Agreement. The only compensation related items that survive are: (a) Commissions payable post-termination under Section 10.7 of this Agreement; (b) Company’s right to Chargeback Dealer under the relevant Compensation Schedule after termination and Dealer’s obligation to pay for those Chargebacks; and (c) Company’s right to Offset/Recoupment.

12.8    Severability. A determination by a court or arbitrator of competent jurisdiction that any provision of this Agreement or any part of it is unenforceable does not cancel or

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invalidate the remainder of that provision or of this Agreement, which remain in full force and effect and must be construed to carry out the intent of the parties.

12.9    Indemnity. Dealer and Company must defend and indemnify the other party and its affiliates, parents, subsidiaries, and their employees and agents from all liability, damages, punitive damages, fines, expenses, including reasonable attorneys’ fees and disbursements, claims, demands, or suits arising from their breach of this Agreement or non-compliance with law, their negligent, willful, or fraudulent acts, or for their failure to act, with respect to the performance of each party’s obligations under this Agreement, including, without limitation, any allegedly unauthorized use of a trademark, patent, copyright, process, method, or device, false or misleading advertising, or bodily injury, death, or damage to property to the extent occasioned by the acts or omissions of the indemnifying party or its affiliates, employees, or agents. Prompt written notice must be provided to the indemnifying party of any claim for indemnity. Each party may conduct its own defense of any claim in which it is named as a defendant without diminishing its indemnity rights. This indemnity provision only applies to claims or liability from third parties and not to claims between the parties. Each party is only responsible for any losses or damages proximately caused by it. The Limitation of Liability provisions of this Agreement do not limit recovery under this Indemnity clause.

12.10    Limitation of Liability. EXCEPT TO THE EXTENT OTHERWISE PROVIDED UNDER THE INDEMNITY PROVISION, NEITHER COMPANY NOR DEALER IS LIABLE TO THE OTHER FOR ANY INDIRECT, SPECIAL, RELIANCE, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, OR EXEMPLARY DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS OR REVENUES, AS A RESULT OF ANY DEFAULT OR BREACH OF THIS AGREEMENT OR THE TERMINATION OR NON-RENEWAL OF THIS AGREEMENT OR ANY OTHER EVENT, CONDUCT, ACT OR OMISSION ARISING OUT OF OR RELATED TO THIS AGREEMENT, WHETHER BASED ON CONTRACT, TORT, STATUTE, OR OTHERWISE. THIS LIMITATION OF LIABILITY IS MADE KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY.

12.11    Notices. All notices, requests, demands, and other communications under this Agreement, must be in writing and are considered given if delivered personally, sent by certified mail, return receipt requested, or sent by nationally recognized overnight carrier to the current address for official notices under this Agreement. The official addresses for notices of this Agreement may be changed by written notice to the other party in accordance with this section. However, Company’s notices regarding Dealer Policies and compensation changes may also be delivered by facsimile, electronic means, or by U.S. Mail.

12.12    Publicity. Any and all press releases and other public announcements relating to the transactions between Company and Dealer must be approved in advance by the parties in writing.

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SCHEDULE 1

Area & Approved Retail Locations

(List only one Company market per page of Schedule 1.)

Schedule 1 – Market applicable to this Agreement is the Internet. Note that Cingular service is not available in all areas. Availability of service is determined by the zip code list provided to Dealer. See Policy Re: Offering Company Service on the Internet for details.

Effective Date:        September 1, 2006

A.	As used in this Agreement, Approved Retail Locations will include the following web sites:

www.wirefly.com

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CINGULAR WIRELESS

INTERNET DEALER AND MASTER DEALER ADDENDUM

Dealer	Cingular Wireless
Legal Name: InPhonic, Inc. Business Name (if different): «DBA» Type of Entity: Delaware Corporation (“Dealer”)	Cingular Wireless II, LLC, on behalf of its affiliated companies operating in the Area (“Company”)

Dealer Address
1010 Wisconsin Avenue NW Suite 600 Washington, DC 20007

Dealer and Company are parties to a Cingular Wireless Dealer Agreement dated September 1, 2006 (“Dealer Agreement”). The parties desire to amend the Dealer Agreement only as expressly set forth in this Cingular Wireless Internet Dealer and Master Dealer Addendum (“Addendum”). All terms not otherwise defined in this Addendum are defined in accordance with the Dealer Agreement.

This Addendum is effective as of October 1, 2006, and consists of this cover page, the attached Terms and Conditions, the attached Internet Dealer and Master Dealer Schedule 1 (Approved Web Affiliates), Internet Dealer and Master Dealer Exhibit A (Web Affiliate’s Terms and Conditions), and Internet Dealer and Master Dealer Exhibit B (Internet Dealer Advertising Guidelines).

DEALER’S SIGNATURE BELOW ACKNOWLEDGES THAT DEALER HAS READ AND UNDERSTANDS EACH OF THE PROVISIONS OF THIS ADDENDUM AND AGREES TO BE BOUND BY THEM.

Dealer Name			Cingular Wireless II, LLC, on behalf of its affiliated companies operating in the Area

By:	/s/ David Steinberg	By:	/s/ David Haight
(Authorized Signature)		(Authorized Signature)

Name:	David Steinberg	Name:	David Haight

Title:	CEO	Title:	Vice President, National Distribution

Date:	9/30/06	Date:	10/09/06

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INTERNET DEALER AND MASTER DEALER ADDENDUM

TERMS AND CONDITIONS

1.	DEFINITIONS AND INTERPRETATION

1.1    General. Except as modified by or otherwise set forth in this Addendum, all defined terms used in this Addendum shall have the meanings ascribed to them in the Dealer Agreement. In the event of a conflict between the terms of this Addendum and the Dealer Agreement, the terms of this Addendum shall apply.

1.2    “Approved Subdealer Websites” means a website of a Subdealer that has been approved in accordance with this Addendum. When used in the Dealer Agreement, the term “Approved Subdealer Locations” shall mean “Approved Subdealer Websites.”

1.3    “Approved Websites” means the websites of Dealer that have been approved in accordance with the Dealer Agreement and this Addendum. When used in the Dealer Agreement, the term “Approved Retail Locations” as applied to Dealers doing business on the Internet shall mean “Approved Websites” and such Approved Websites shall be approved in the same manner as Approved Retail Locations.

1.4    “Subdealer” means a person or entity that enters into an agreement with Dealer to sell Company Service from a website on Dealer’s behalf and sells such Service using a separate dealer code.

1.5    “Web Affiliate” is defined in Section 5.1 of the Addendum.

2.	INTERNET DEALER REQUIREMENTS

2.1    Internet Sales Permission and Policy. Dealer is hereby authorized to sell Company Service on the Internet. In connection with such authorization, Dealer must comply with the Policy Re: Offering Company Service on the Internet. The Internet Policy sets forth the requirements for Approved Websites or Approved Subdealer Websites and the requirements relating to advertising via email.

2.2    Advertising Review. All advertising materials must be submitted to Company for prior review and approval. Details regarding what constitutes advertising and the process for such review and approval are set forth in the attached Exhibit B (“Internet Dealer Advertising Guidelines”).

3.	MASTER DEALER OPERATING MATTERS.

3.1    Appointment. Company hereby appoints Dealer as an authorized “Master Dealer” only with regard to Web Affiliates, subject to all the terms and conditions set forth in this Addendum and in the Dealer Agreement. Dealer is prohibited from entering into an agreement with a Subdealer under the Dealer Agreement and this Addendum.

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3.2    Web Affiliates Defined. A Web Affiliate means the following: (a) a third-party with whom Dealer agrees (subject to the terms of this Addendum) to either create a specially-branded website, a special landing page or a joint internet advertisement that links into one of Dealer’s websites for the purpose of selling Company Service; (b) a third-party with a physical location that directs subscribers to Dealer’s Website to activate Company’s Service either using computers located at the third-party’s facilities or elsewhere; or (c) a third-party for whom Dealer has “powered” its private-label website where it appears that Subscribers are purchasing Services directly from such third-party, but orders are fulfilled by Dealer. For purposes of the Dealer Agreement and this Addendum, all portions of the websites of a Web Affiliate where Company’s Services are mentioned are Dealer’s websites and must be approved by Cingular in accordance with the Dealer Agreement; [***]. Company Service may only be sold through or using Approved Websites, [***]. For purposes of clarity, the Web Affiliate is not authorized to sell Company’s Service but merely serves as an electronic conduit between the potential Subscribers and Dealer. [***].

3.3    Web Affiliate Approvals. Dealer may not offer or market Company Services through any Web Affiliate without the prior written consent of Company. Dealer must request in writing that Company review and approve any such potential Web Affiliate, and must provide any information that Company requires from time-to-time for approval; [***]; Company shall have the right to disapprove of Dealer’s use of any Web Affiliate at any time. [***], and [***]. Company agrees [***]. Dealer agrees to enter into agreements with Web Affiliates [***] Internet Dealer and Master Dealer Exhibit A (Web Affiliate Agreement to Comply with Dealer Agreement) attached hereto; [***].

3.4    Web Affiliate and Website Approval. All portions of a Web Affiliate’s website or web page that contains any Company Mark will be considered “advertising” subject to the approval requirements set forth in the Internet Dealer Advertising Guidelines, attached as Exhibit B. Company has the sole discretion to accept or reject those Web Affiliate web pages or websites.

3.5    Changes to Approved Websites. Upon a sale, transfer, removal, change of URL or cessation of any approved Web Affiliate website or webpage, any such website will no longer be deemed approved. On request, Dealer will provide to Company a list of currently active and approved Web Affiliate websites and or web pages.

3.6    Minimum Website Requirements. If any other wireless carriers’ name or logo appears on Web Affiliate’s homepage or the landing page for the wireless portion of its website, Company’s name and/or logo must also be displayed on that page. Company’s name and/or logo must be a hotlink to additional information about Company’s service.

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.	ADDITIONAL OBLIGATIONS OF DEALER.

4.1    Dealer Fully Liable for Web Affiliates. Dealer may not delegate its responsibilities under the Dealer Agreement or this Addendum to any Web Affiliate and Dealer remains fully liable to Company under to the terms of the Dealer Agreement and this Addendum for any act or omission of a Web Affiliate on an Approved Website, Approved Subdealer Website or any website or web page of Web Affiliate, notwithstanding any agreement with a Web Affiliate. Dealer agrees to indemnify, defend, and hold Company harmless for the acts or omissions of its Web Affiliates or any breach of the Dealer Agreement or this Addendum by any of its Web Affiliates.

4.2    Responsibilities to Web Affiliates. Dealer must dedicate the necessary staff to fulfill Dealer’s obligations under the Dealer Agreement as it relates to Web Affiliates. This includes making periodic reviews of all of Web Affiliate websites and performing all necessary training, operational and sales support, and distribution of information related to properly selling Company Service under the terms and conditions of the Dealer Agreement and this Addendum. Dealer must pay particular attention and take extreme care should any Web Affiliate access any Company Confidential Information or Company’s Marks.

5.	TERMINATION OF WEB AFFILIATES.

5.1    Company’s Right to Do Business with Web Affiliates. Subject to the restrictions set forth in Section 3.3 above, Company reserves the right at any time to engage Web Affiliates in a direct business relationship with Company. Dealer is not permitted to restrict Web Affiliates from conducting business with Company after the time when Dealer’s contract with Web Affiliate or the Dealer Agreement expires or is terminated. Any such attempts by Dealer are deemed invalid against Company and against the Web Affiliate.

5.2    Termination of Web Affiliate. Company has the right at any time, and for no reason, in its sole discretion, to disapprove of a website or other advertising of any Web Affiliate, even if such website or advertising was previously approved. Company also has the right to require the immediate (no more than 24 hours after request) removal or termination of a Web Affiliate whose acts or omissions would, if committed or omitted by Dealer, constitute a breach of, or default under, the Dealer Agreement or this Addendum by Dealer. Dealer must immediately (no more than 24 hours) remove the website or advertising and all links to the website or advertising that Company notifies Dealer is no longer approved.

5.3    Misuse of Marks. Notwithstanding anything herein to the contrary, Dealer understands that Web Affiliates are only permitted to use Company’s Marks in accordance with this Addendum and Exhibit A or Exhibit B hereto. Any unauthorized use of Company’s Marks by a Web Affiliate will be grounds for immediate termination of all authorizations given with regard to the Web Affiliate with no right to cure, in addition to Company’s right to any other remedies under law or equity.

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6.	TERM AND TERMINATION.

6.1    Term. Unless otherwise terminated in accordance with this Addendum, this Addendum is effective as long as the Dealer Agreement is in effect. Upon the termination of the Dealer Agreement, this Addendum automatically terminates, except for the continuing obligations set out in the Dealer Agreement and in this Addendum. In addition, termination of the Addendum will automatically cause the termination of the Dealer Agreement.

6.2    Termination for Cause. In the event of any breach of the Dealer Agreement or this Addendum by a Web Affiliate or any breach by Dealer of this Addendum, Company has the right to terminate this Addendum and thereby rescind Dealer’s right to operate through Web Affiliates. Company shall provide Dealer with written notice of any breach of this Addendum and except where another cure period is set forth in the Dealer Agreement or this Addendum, Dealer has a period of 30 days in which to cure any default of this Addendum before Company exercises its rights to terminate this Addendum for cause.

6.3    Remedies. In addition to any other rights and remedies under this Addendum, if Company determines that a Web Affiliate has breached any provision of the Dealer Agreement, Company may exercise its full rights under the Dealer Agreement, including without limitation, charging back Dealer and permanently withholding all compensation related in any way directly to Web Affiliate’s breach.

6.4    Breach of Dealer Agreement. In addition, any breach by a Web Affiliate also constitutes a breach by Dealer under the Dealer Agreement, and Company has the right to terminate the Dealer Agreement under the terms of the Dealer Agreement. In particular, a Web Affiliate’s misuse of Confidential Information, unauthorized use of Company Marks, or other fraudulent conduct that harms Company constitutes a material breach of the Dealer Agreement by Dealer and Company has the right to request the immediate (no more than 24 hours) removal of the Web Affiliate, links from any Web Affiliate site to Dealer’s site relating to the sale of Company’s Service or any other use of Company’s Marks on any of the Web Affiliate’s web pages or websites, in addition to Company’s right to any other remedies under law or equity. Moreover, Dealer’s failure to so remove Web Affiliate, link or reference to Company’s Marks within 3 days of the request is grounds for immediate termination of the Dealer Agreement, in addition to Company’s right to any other remedies under law or equity.

6.5    Obligations of Dealer Upon Termination. Upon termination of this Addendum under any circumstances, in addition to any other obligations under the Dealer Agreement or this Addendum, Dealer must not interfere with Company’s efforts to transition its former Web Affiliates to a direct relationship with Company or another dealer.

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INTERNET DEALER AND MASTER DEALER SCHEDULE 1

Approved Web Affiliates

All Web Affiliates selling Company’s service via Dealer as of the Effective Date of the Agreement are deemed approved.

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INTERNET DEALER AND MASTER DEALER EXHIBIT A

WEB AFFILIATE TERMS AND CONDITIONS

This Web Affiliate Agreement to Comply with Dealer Agreement (“Web Dealer Agreement”) is entered into between the parties defined below, Dealer and Web Affiliate, as of the effective date stated below, with respect to the following:

A.	Dealer has entered into a Dealer Agreement and Internet Dealer and Master Dealer Addendum (collectively “Dealer Agreement”) with Cingular Wireless II, LLC, on behalf of its affiliate(s) operating in the Area (“Cingular”). Under the Dealer Agreement, Dealer sells Cingular’s wireless service and equipment on the internet.

B.	Subject to the terms and conditions of the Dealer Agreement, including without limitation Cingular’s prior written approval, Dealer may enter into linking, affinity or other agreements with other persons or entities to assist in Dealer’s sale of Cingular’s wireless service and equipment on specific websites.

C.	Dealer has entered into an agreement with Web Affiliate to assist Dealer in its sale of Cingular’s wireless service and equipment at the specific website(s) stated below (“Approved Website”).

In consideration of Cingular’s approval of the Approved Websites and other good and valuable consideration described herein, Web Affiliate agrees to be bound as follows:

1.    Web Affiliate understands that Dealer may only enter into an agreement with Web Affiliate relating to Dealer’s sale or marketing of Cingular’s wireless service and equipment on websites that are approved in writing by Cingular (“Approved Websites”). Such websites in need of approval include not only the location where a customer actually places an order for Cingular’s wireless service and equipment, but also websites that advertise and solicit an order for Cingular’s wireless service and equipment and link into Dealer’s site to place the order.

2.    Web Affiliate must comply with all relevant terms and conditions of the Dealer Agreement, which include the following Sections: Dealer Agreement Sections 2.4.1, 2.4.2, 2.5, 4.1, 4.2 (including and all subsections — the strict confidentiality of information concerning Cingular’s subscribers), 4,3, 4.4., 4.5, 4.6, 4.7, 4.8, 4.9, 4.11, 4.12, 7.1, 7.4, 7.5, 7.6, 7.7, 8.1, 8.2, 9 (and all subsections thereof), Internet Addendum Sections 2.1, 2.2, 3.4, 3.5, 3.6, 5.2, 5.3. and Exhibit B to the Internet Addendum (Advertising Guidelines). Web Affiliate is authorized to use Cingular’s trademarks, service marks, trade names, insignias, and logos (“Marks”) only in the manner approved by Cingular and according to the terms in the Dealer Agreement.

3.    This Agreement with Dealer will terminate immediately, either in its entirely or with regard to specific websites, if Cingular notifies Dealer, at Cingular’s sole discretion, that an Approved Website(s) operated by Web Affiliate is no longer approved. Thereafter, among other things, Web Affiliate must immediately remove all advertisements or mention of Cingular service and equipment on such website(s), and Web Affiliate no longer has the right to use the Marks and must remove them from use or display, in all cases within twenty-four (24) hours of notification. In addition, all links

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between the former Approved Website and Dealer’s other Approved Websites(s) that relate to the sale of the Services or Equipment must be removed.

4.    Web Affiliate must comply with all applicable laws and must have already obtained any and all required business licenses to advertise or sell Cingular’s wireless service and equipment on the Approved Website.

5.    Cingular is a third-party beneficiary of the Agreement between Web Affiliate and Dealer, and may take any equitable or legal action required to enforce its provisions and the terms and conditions of the Dealer Agreement.

6.    With respect to protection and enforcement of Cingular’s Marks and protecting the confidentiality of Cingular’s customer information, and without limiting the remedies that otherwise may be available to Cingular, Dealer and Web Affiliate agree that Cingular is entitled, without the requirement of a bond, to obtain any temporary, preliminary, or permanent injunctive relief that may be necessary to prevent any actual or threatened breach of this Agreement between Web Affiliate and Dealer by either Dealer or Subdealer, whether or not an adequate remedy at law exists in favor of Cingular. Cingular is further entitled to recover reasonable attorneys’ fees and other expenses incurred for the purpose of protecting and enforcing Cingular’s Mark rights in the event of a breach by Dealer or Web Affiliate of this Agreement between Web Affiliate and Dealer, whether or not suit is commenced.

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Exhibit B to the Internet Dealer and Master Dealer Addendum

Internet Dealer Advertising Guidelines

These guidelines clarify the responsibilities of Dealers under the Exclusive or Non-Exclusive Dealer Agreement (“Dealer Agreement”) and Internet Dealer and Master Dealer Addendum (“Internet Addendum”) with regard to advertising and promotion of Company’s Services (as defined in the Dealer Agreement). These guidelines supersede and replace the previously issued Online Dealer Advertising and Sub-dealer Guidelines, which were attached to the Policy Re: Offering Company Service on the Internet (“Internet Policy”). These Guidelines may be modified in Company’s sole discretion on 30 days notice to Dealer in accordance with the Dealer Agreement.

A.	Advertising:

1. Advertising Approval. Dealers are required to submit to Company, for its prior approval, all advertising and promotion (collectively, “advertising”) of Company’s products or services by Dealer or Web Affiliate. Advertising (unless otherwise specified) must be submitted to Shared Marketing Services, Inc., using the forms provided by Company and attached to these guidelines. Advertising submissions must conform to the formatting and other requirements detailed on the National Dealer Channel Prior Approval Request Form, which form may change from time-to-time.

2. What is considered advertising? Advertising includes, but is not limited to: television advertising, infomercials, radio advertising, print, billboards, duratrans, posters, internet banner ads, pop-up ads, emails and other internet content and advertising. Internet advertising may also include: a) posting information about Company’s services or Company’s name on a third-party website, which posting contains a link to the Dealer’s website; or b) Dealer’s creation of an affinity website for a Web Affiliate (as defined in the Internet Addendum) or Subdealer where Company’s name, services or marks appear in conjunction with the name, services or marks of the Web Affiliate or Subdealer. All such advertising must be submitted to your National Account Manager for approval. Whether the agreement by Dealer to place an advertisement on a third-party’s website or the creation of an affinity website creates a subdealer relationship or not, all websites or materials created in conjunction with such an agreement are considered advertising and require prior approval. If there’s question about whether or not something should be submitted through the advertising approval process, please consult your National Account Manager.

3. Advertising Guidelines. Advertising must: (i) be completely factual, (ii) conform to the highest standards of advertising, and (iii) conform completely to applicable laws. Advertising must also adhere to all Company policies regarding advertising, including, but not limited to, the policies entitled Brand Identity and Usage and Advertising Company’s Rates and Promotions, as well as the Internet Policy. Company’s Brand Identity Guidelines, which detail the use of Company’s brand, have been made available to you via the National Dealer CSP website. Additional guidelines and tools may be found on cingularads.com. The following are some general guidelines that you need to follow in creating any advertising:

•	Products included in advertising must be currently available by Dealer.

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•	Some states prohibit certain uses of the term “Free” in advertisements or marketing materials, or restrict the advertisement of prices with a mail-in rebate. Please check the state laws where you conduct business for clarification. In any case, use of the word “Free” in advertising or marketing materials requires the appropriate legal disclaimer in close proximity to the word “Free.”
•	When you create your materials, Company service marks or trademarks, Company Icons, Company Logotype, and Company Signature Configuration must be subordinate to your logos and service marks. As a general rule of thumb, the Company Signature Configuration should be about 75% of the size of your logo.

4. Restrictions and Prohibitions.

•	Standard direct mail sent out through a third-party with whom Dealer has entered into an affiliate or affinity arrangement is allowed but only if such direct mail is sent only to the third-party’s membership or customer lists, the direct mail contains the name and/or logo of the third party and it is clear that the direct mail is being sent by the third party. Any other direct mail, including direct mail sent directly by Dealer, is prohibited.
•	Direct email may be permitted if the emails follow the requirements set forth in the Internet Policy.
•	Dealer may not use any adware services (also referred to as contextual or behavioral network services), via a third party or via its own internal operations. Adware services are defined as pop-up ads, banner ads, page views or other forms of media based on user behavior, including search queries or visits to specific URLs, which are served based on software downloaded by the user. Adware service networks forbidden include, but are not limited to, Claria, WhenU, HotBar, Exact Advertising, 180 Solutions, MarketMaker, Best Offers, Zone Media, Tremor Network and Contextweb.
•	Linking to or otherwise pulling images or materials from Cingular.com is strictly prohibited. Dealers may only use images and materials provided by Company to Dealer for this purpose.
•	Dealers must not advertise Company’s services on unsuitable websites. Such websites may include: websites that are under construction; websites containing hate/violent/sexually explicit/offensive/illegal content; websites promoting excessive drinking/drug use; websites that promote discrimination based on race, sex, religion, nationality, disability, sexual orientation, or age; websites with materials that may be considered libelous, disparaging, or defamatory; websites misusing or misspelling “Cingular Wireless” or other marks; websites that incorporate materials that infringe upon copyright, trademark or other intellectual property rights; or websites which, in Company’s sole opinion, may negatively effect Company’s brand.

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SCHEDULE 2/EXHIBIT C

COMPENSATION SCHEDULE – NON-EXCLUSIVE

Effective Date: October 1, 2006

As of October 1, 2006, this Compensation Schedule replaces and supersedes your existing Schedule/2/Exhibit C, unless expressly stated in this Compensation Schedule.

1.    Definitions.

1.1    Activation Date: The date on which Company begins to provide the applicable Service to any Authorized Subscriber.

1.2    Authorized Feature. All published features that are generally available within the relevant market in the Area. Any data Authorized Rate Plan, if newly activated together on the same Company SIM with a voice Authorized Rate Plan by the same Authorized GSM Subscriber or Authorized Upgrade Subscriber constitutes an Authorized Feature.

1.3    Authorized Rate Plan: Only the post-paid voice and data rate plans provided to Dealer by Company via a rate plan content feed. Authorized Rate Plans do not include Cingular GoPhone Rate Plans, Authorized Features (including data rate plans that constitute Authorized Features), demonstration plans or other dealer employee plans, and rate plans determined by Company under this Agreement to be non-authorized rate plans.

1.4    Authorized Subscriber. All variations of Authorized Subscribers defined in this Compensation Schedule.

1.5    Cingular GoPhone Rate Plan. All of the published GoPhone branded rate plans (prepaid/hybrid rate plans initially launched in April 2005) that are generally available within each market in the Area, including without limitation, GoPhone “Pay As You Go” and GoPhone “Pick Your Plan” rate plans. Authorized Subscribers activated on these Cingular GoPhone Rate Plans do not count towards Dealer’s activation totals for compliance or compensation purposes, including without limitation any activation quota of Authorized Subscribers and any volume bonus, unless expressly stated in writing by Company.

1.6    Authorized GSM Subscriber: An individual or entity who meets the following conditions:

(a)	who places an order through Dealer for Service on an Authorized GSM Rate Plan (either voice or data) within the Area;
(b)	for whom Dealer has activated a Company SIM together with certified GSM Equipment;
(c)	for whom Service is activated on an Authorized Rate Plan, and is not deactivated before the end of the calendar month in which the Service was activated; and
(d)	who has not been active on an Authorized Rate Plan at any time within 180 days before this Subscriber’s Activation Date, except if it qualifies as a reactivation under this Compensation Schedule. When an individual or entity places more than one order and each order is assigned to a separate Company SIM (for a different GSM wireless service number), each order is treated as a separate Authorized GSM Subscriber.

1.7    Authorized Upgrade Subscriber: An individual or entity who meets the following conditions:

(a)	a current Subscriber to any post-paid Company rate plan who meets Company’s current upgrade eligibility requirements;
(b)	who Dealer supplies with new certified GSM Equipment;
(c)	for whom Dealer renews the term of Subscriber’s contract with Company for at least one additional year on an Authorized Rate Plan, with the express consent of the Subscriber;

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(d)	for whom Dealer complies with Company’s current upgrade eligibility requirements; and
(e)	when an individual or entity places more than one order and each order is assigned a separate Company SIM (for a different wireless service number), each order is treated as a separate Authorized Upgrade Subscriber.

1.8    Authorized Feature Subscriber: An individual or entity who meets the following conditions:

(a)	who is an active post-paid or GoPhone Subscriber of Company, or is currently activating an Authorized Rate Plan or a Cingular GoPhone Rate Plan;
(b)	who places an order through Dealer for an Authorized Feature;
(c)	who is obligated to pay for the Authorized Feature in addition to the Subscriber’s Authorized Rate Plan or Cingular GoPhone Rate Plan;
(d)	for whom an Authorized Feature is activated and has not been deactivated before the end of the calendar month in which the Authorized Feature was activated; and
(e)	when an individual or entity places more than one order for the same Authorized Feature and each order is assigned to a separate Company SIM (for a different wireless service number), each order is treated as a separate Authorized Feature Subscriber.

1.9    Authorized GoPhone “Pay As You Go” Subscriber. An individual or entity who meets the following conditions:

(a)	who places an order for Service on a GoPhone “Pay As You Go” rate plan on certified GSM Equipment;
(b)	for whom Service is activated on a GoPhone “Pay As You Go” rate plan and airtime is added to the account; and
(c)	who has not been active on a GoPhone “Pay As You Go” rate plan at any time within 180 days before this Subscriber’s Activation Date. When an individual or entity activates more than one Company SIM (for different wireless service numbers), each order is treated as a separate Authorized GoPhone “Pay As You Go” Subscriber.

1. 10    Authorized GoPhone “Pick Your Plan” Subscriber. An individual or entity who meets the following conditions:

(a)	who places an order for Service on a GoPhone “Pick Your Plan” rate plan on certified GSM Equipment;
(b)	who makes the initial Service payment in full;
(c)	for whom Service is activated on a GoPhone “Pick Your Plan” rate plan, and that is not deactivated before the end of the calendar month in which the Service was activated; and
(d)	who has not been active on a GoPhone “Pick Your Plan” rate plan at any time within 180 days before this Subscriber’s Activation Date. When an individual or entity activates more than one Company SIM (for different wireless service numbers), each order is treated as a separate Authorized GoPhone “Pick Your Plan” Subscriber.

1.11    For Dealers with legacy Agency Agreements, the following terms used in this Compensation Schedule have the corresponding meanings under the Agency Agreement: “Dealer” means “AGENT,” “Service” means “WCS,” and “Company” means “CINGULAR.” Subscriber means any customer of Service.

2.    Compensation.

2.1    Compensation Schedules. Dealer earns the compensation set forth in Schedule 2.1/Exhibit C-1 for each Authorized Subscriber. If an Authorized GSM Subscriber activates only one

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Authorized Rate Plan per Company SIM, then that rate plan (voice or data) constitutes the primary Authorized Rate Plan. Dealer earns no compensation for activations on non-authorized rate plans.

2.2    Compensation for Combined Voice and Data Subscribers. If an Authorized GSM Subscriber activates voice and data rate plans together on the same Company SIM, then the voice Authorized Rate Plan constitutes the primary Authorized Rate Plan, which is compensated as an Authorized GSM Subscriber. The activation of the data Authorized Rate Plan does not constitute a separate Authorized GSM Subscriber and is compensated as an Authorized Feature Subscriber. If an Authorized Upgrade Subscriber upgrades existing voice and data rate plans on the same Company SIM, then the voice Authorized Rate Plan determines Dealer’s compensation, and no compensation is earned for the upgrade of the data rate plan.

2.3    Adding a Voice Authorized Rate Plan Within the Chargeback Period. If an Authorized GSM Subscriber or an Authorized Upgrade Subscriber is using a data Authorized Rate Plan as a stand-alone plan (not combined with a voice plan on the same Company SIM), and if this Subscriber adds a voice plan to the same Company SIM within the Chargeback Period, then:

(a) the voice plan becomes the primary Authorized Rate Plan of the Authorized GSM Subscriber (subject to the Rate Plan change provision under Section 5 below) or of the Authorized Upgrade Subscriber; and

(b) the data Authorized Rate Plan deactivates and becomes an Authorized Feature eligible for compensation as an Authorized Feature Subscriber.

2.4    Adding a Voice Authorized Rate Plan After the Chargeback Period. If a Subscriber or an Authorized Upgrade Subscriber is using a data Authorized Rate Plan as a stand-alone plan (not combined with a voice plan on the same Company SIM), and if this Subscriber adds a voice plan to the same Company SIM after the Chargeback Period has expired, then:

(a) the voice plan becomes the primary Authorized Rate Plan, but is not eligible for compensation; and

(b) the data Authorized Rate Plan becomes an Authorized Feature eligible for compensation as a Authorized Feature Subscriber.

2.5    Compensation Terms. Each Approved Retail Location/Dealer website or group of websites may be assigned a unique dealer code for location/website under which all Authorized Subscribers from that specific location/website must be activated to be eligible for compensation. Company will [***]. All compensation will be paid or credited to Dealer by Company within [***] days of the end of the calendar month during which the activation occurred.

2.6    Churn Incentive Bonus. The Dealer Churn Rate determines the Churn Incentive Bonus that will be paid to or deducted from Dealer for each Authorized GSM Subscriber activated during the same month for which the Dealer Churn Rate was calculated. The Churn Incentive Bonus is subject to Chargeback and Offset. The Dealer Churn Rate is a single number based on the actual Subscriber post-paid churn rate of Dealer’s Eligible Subscriber Base and is measured solely by Company, using Company’s records, rounded to the hundredth decimal place (“Dealer Churn Rate”). The formula Company uses to calculate Dealer Churn Rate is as follows. The number of Subscribers in Dealer’s Eligible Subscriber Base at the beginning and end of any month added together and then divided by 2 is the Dealer’s Average Eligible Subscriber Base. The Dealer Churn Rate is the number of Subscribers in Dealer’s Eligible Subscriber Base that deactivated from Company’s systems in a month divided by Dealer’s Average Eligible Subscriber Base for that same month.

3.    Chargebacks.

3.1    Chargebacks for Authorized Subscribers. If any Authorized Subscriber for which Dealer earned compensation under this Agreement deactivates, is deactivated, or changes to a rate plan that constitutes a deactivation as defined below, then Dealer must refund to Company all compensation earned by Dealer in any manner under this Agreement with respect to this former Subscriber

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(“Chargeback”). The Chargeback amount may be less than [***]% if specifically stated in this Compensation Schedule. Subscriber suspensions will not trigger a Chargeback. The “Chargeback Period” or “Vesting Period” means the [***]-day period beginning on the appropriate Activation Date where compensation is subject to Chargeback, except that any day or part of a day where a Subscriber is suspended does not count toward the Chargeback Period (and therefore will extend the Chargeback Period). Company will calculate all Chargeback amounts in its sole and absolute discretion and will automatically offset amounts owed to Dealer with amounts owed to Company under this Chargeback provision.

3.2    Rate Plan Changes as Deactivations. If conducted within the Chargeback Period, the following rate plan changes by any Authorized Subscriber will constitute “deactivations” and will trigger a Chargeback:

(i) to a Cingular GoPhone Rate Plan from an Authorized Rate Plan;

(ii) to an Authorized Rate Plan from a Cingular GoPhone Rate Plan;

(iii) to a GoPhone “Pay As You Go” rate plan from a GoPhone “Pick Your Plan” rate plan; and

(iv) to a GoPhone “Pick Your Plan” rate plan from a GoPhone “Pay As You Go” rate plan.

3.3    Combined Voice and Data Subscribers. For all Authorized GSM Subscribers, if the primary Authorized Rate Plan of an Authorized GSM Subscriber is deactivated within the Chargeback Period, but the data Authorized Rate Plan remains active, then the data Authorized Rate Plan becomes the primary Authorized Rate Plan for this Authorized GSM Subscriber (subject to the Rate Plan change provision under Section 5 below), and any Authorized Feature Subscriber compensation originally earned by Dealer for the data Authorized Rate Plan is subject to Chargeback. Separately, if the data Authorized Rate Plan of an Authorized GSM Subscriber is deactivated within the Chargeback Period, but the primary Authorized Rate Plan remains active, then any Authorized Feature Subscriber compensation originally earned by Dealer for the data Authorized Rate Plan is subject to Chargeback.

4.    Reactivation Within Chargeback Period.

4.1    Newly Acquired Reactivation. If any Authorized GSM Subscriber (not originally activated by Dealer) is deactivated within that Subscriber’s Chargeback Period, and then reactivated with the same mobile number by Dealer back to an Authorized Rate Plan, this reactivated Subscriber is considered a new Subscriber for purposes of qualifying as an Authorized GSM Subscriber.

4.2    Reactivation by Same Dealer. If an Authorized GSM Subscriber of Dealer is deactivated within that Subscriber’s Chargeback Period, and then reactivated with the same mobile number by Dealer back to an Authorized Rate Plan, this reactivated Subscriber is considered a new Subscriber for purposes of qualifying as an Authorized GSM Subscriber. However, for Chargeback purposes, the Subscriber’s original Activation Date remains unchanged.

5.    Rate Plan Changes. If, within the Chargeback Period, an Authorized GSM Subscriber changes Service to another Authorized Rate Plan, within the same market for which a different amount of compensation is earned under this Compensation Schedule, Company will automatically make the appropriate monetary adjustment to the amount of compensation paid or credited to Dealer for that Authorized GSM Subscriber. If, within the Chargeback Period, the primary Authorized Rate Plan of an Authorized GSM Subscriber is deactivated but the data Authorized Rate Plan remains active, this event will constitute a rate plan change under this section where the data Authorized Rate Plan will change to the primary Authorized Rate Plan.

6.    Service Transfers from Market to Market.

If an Authorized Subscriber processes its Service transfer from one Company market to another Company market through Company’s relocation center, then no Chargeback will occur. However, if the Authorized Subscriber does not follow Company’s relocation process, a Chargeback will occur if the Service transfer is within the Chargeback Period.

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.    Estimated Compensation. Company reserves the right to estimate compensation due Dealer. This estimate will be revised and adjusted within [***] days based on Company’s review of all relevant records concerning compensation due Dealer.

8.    Modification. Company may modify the terms and conditions or the payment amounts of every type of compensation listed in this Compensation Schedule in any way with at least [***] days advance written notice to Dealer. Company may, without advance notice to Dealer, stop offering any Service plans, or may introduce new or revised Service plans and new services with different compensation than what is set forth in this Compensation Schedule.

9.    [***]

9.1    [***]

9.2    [***]

9.3    [***]

9.4    [***]

9.5    [***]

9.6    [***]

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 2.1 /Exhibit C-1

InPhonic, Inc.

Compensation Schedule – Non- Exclusive

Effective Date: October 1, 2006

Effective only in the Company Markets within the Area that are listed below

Market(s) - All Company markets

I.     AUTHORIZED SUBSCRIBER COMPENSATION (excluding Authorized Feature Subscribers)

1.    Authorized GSM Subscribers. Applies only to the primary Authorized Rate Plan (all voice Authorized Rate Plans, and all data Authorized Rate Plans that are activated without a voice rate plan on that same SIM).

Authorized Rate Plan Monthly Recurring Charge	Compensation per Authorized GSM Subscriber [***]	Compensation per Authorized GSM Subscriber [***]	Compensation per Authorized GSM Subscriber [***]
$[***]	$[***]	$[***]	$[***]
$[***] - $[***]	$[***]	$[***]	$[***]
$[***] - $[***]	$[***]	$[***]	$[***]
$[***] - $[***]	$[***]	$[***]	$[***]
$[***] +	$[***]	$[***]	$[***]

2.    Authorized Upgrade Subscribers

Authorized Rate Plan Monthly Recurring Charge [***]	Compensation per Authorized Upgrade Subscriber [***]	Compensation per Authorized Upgrade Subscriber [***]	Compensation per Authorized Upgrade Subscriber [***]
$[***]	$[***]	$[***]	$[***]
$[***] - $[***]	$[***]	$[***]	$[***]
$[***] - $[***]	$[***]	$[***]	$[***]
$[***] - $[***]	$[***]	$[***]	$[***]
$[***] +	$[***]	$[***]	$[***]

3.    Churn Incentive Bonus.

Dealer Churn Rate for [***]	Compensation per Authorized GSM Subscriber
[***]% or less	$[***]
[***]% - [***]%	$[***]
[***]% - or greater	$[***]

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[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Dealer Churn Rate for [***]	Compensation per Authorized GSM Subscriber
[***]% or less	[***]
[***]% - [***]%	[***]
[***]% or greater	[***]

Dealer Churn Rate for [***]	Compensation per Authorized GSM Subscriber
[***]% or less	[***]
[***]% - [***]%	[***]
[***]% or greater	[***]

Dealer Churn Rate for [***]	Compensation per Authorized GSM Subscriber
[***]% or less	[***]
[***]% - [***]%	[***]
[***]% or greater	[***]

4.    Authorized GoPhone “Pay As You Go” Subscriber = [***]

5.    Authorized GoPhone “Pick Your Plan” Subscriber = [***]

6.    [***]

II.    AUTHORIZED FEATURE SUBSCRIBER COMPENSATION & CHARGEBACK

Each Authorized Feature Subscriber earns [***] the monthly recurring charge of the Authorized Feature, up to a maximum compensation of [***].

Company will Chargeback each post-paid Authorized Feature Subscriber at [***] the monthly recurring charge of the Authorized Feature, up to a maximum Chargeback of [***].

Each Authorized Feature Subscriber on GoPhone Pick Your Plan that is added at the time Dealer activates Subscriber on GoPhone Pick Your Plan generates a commission of [***] the monthly recurring charge of the Authorized Feature, up to a maximum compensation of [***]. Chargebacks will be in full accordance with the Agreement.

However, there is no compensation for any handset insurance Authorized Feature.

7

Cingular Wireless Proprietary & Confidential

Use Pursuant to Company Instructions

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.